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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (date of earliest event reported) January 7, 2004

                                 ACR GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Texas                    0-12490                      74-2008473
       (State or Other            (Commission                   (IRS Employer
Jurisdiction of Incorporation)    File Number)               Identification No.)

                              3200 Wilcrest Drive,
                                    Suite 440
                              Houston, Texas 77042
          (Address of Principal Executive Offices, Including Zip Code)
                                 (713) 780-8532
               Registrant's telephone number, including area code
                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99.1--ACR Group, Inc Press Release dated January 7, 2004

Item 9. Regulation FD Disclosure.

On January 7, 2004, ACR Group, Inc. (the "Company") issued a press release reporting its financial results for the third fiscal quarter ended November 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information  contained in this Form 8-K is being furnished pursuant to "Item
12. Results of Operations and Financial Condition," under Item 9 of Form 8-K.

     Exhibit      Description
     -------      -----------
     99.1         Press release dated January 7, 2004 issued by ACR Group, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   ACR Group, Inc.

Dated: January 9, 2004                             By: /s/ Anthony R. Maresca
                                                       -------------------------
                                                       Anthony R. Maresca
                                                       Senior Vice President and
                                                       Chief Financial Officer

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                                  Exhibit Index

  Exhibit
  Number            Exhibit Description
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   99.1             Press release dated January 7, 2004 by ACR Group, Inc.